EXECUTION COPY

PARENT GUARANTY

This PARENT GUARANTY (this “Guaranty Agreement”) is made as of the 30th day of November, 2010, by RBC BEARINGS INCORPORATED, a Delaware corporation (together with its successors and assigns, the “Parent Guarantor”), in favor of JPMORGAN CHASE BANK, N.A., a national banking association (“JPMCB”), as Administrative Agent (as hereinafter defined).

RECITALS

WHEREAS, Roller Bearing Company of America, Inc., a Delaware corporation (the “Borrower”), the Parent Guarantor, the lenders party thereto (the “Lenders”), JPMCB, as LC Issuer and JPMCB, as administrative agent (together with its successors and assigns, the “Administrative Agent”), are parties to a Credit Agreement, dated as of November 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders and the LC Issuer have agreed to make available certain financial accommodations (by means of making loans and issuing letters of credit) to or for account of the Borrower or the Credit Parties (as defined therein), as applicable;

WHEREAS, the Borrower is a direct Subsidiary of the Parent Guarantor; and

WHEREAS, it is a condition precedent to the Lenders’ and the LC Issuer’s obligations to make available to the Borrower the loans and other financial accommodations under the Credit Agreement that the Parent Guarantor shall have executed and delivered this Guaranty Agreement,

NOW, THEREFORE, in consideration of these premises and in order to induce the Lenders and the LC Issuer to make loans and other financial accommodations available to the Borrower under the Credit Agreement, the Parent Guarantor hereby agrees with the Administrative Agent, for the benefit of the Lenders, the LC Issuer, the Administrative Agent and any other holder of (a) with respect to the Borrower, the Obligations and all obligations owing to the Designated Hedge Creditors under Designated Hedge Agreements or to any Lender or any Affiliate thereof under Banking Services Agreements, (b) with respect to the Parent Guarantor, the Guaranteed Obligations (as defined herein) and (c) in each case, all present and future obligations of the Parent Guarantor and the Borrower to the Administrative Agent under the Credit Agreement and the other Loan Documents (the “Secured Creditors”)  as follows:

SECTION 1.  Definitions.   The capitalized terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

SECTION 2.  Guaranty.  The Parent Guarantor hereby irrevocably and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of (a) all Obligations of the Borrower and of all other sums now or hereafter owed by the Borrower to the Administrative Agent or any of the other Secured Creditors under the Credit Agreement or any of the other Loan Documents and (b) all obligations of the Borrower and its Subsidiaries owing to any Designated Hedge Creditor under any Designated Hedge Agreement or to any Lender or Affiliate thereof under any Banking Services Agreement (together all such obligations in clauses (a) and (b) being referred to herein as the “Guaranteed Obligations”), and, in each case, agrees to pay any and all expenses (including reasonable counsel fees and including expenses) incurred by the Administrative Agent in enforcing any rights under this Guaranty Agreement.

SECTION 3.  Maximum Liability. Solely in the event it is necessary for the enforceability of this Guaranty Agreement, the maximum liability of the Parent Guarantor under this Guaranty Agreement shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.  In determining the limitations, if any, on the amount of the Parent Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation or contribution which the Parent Guarantor may have under this Guaranty Agreement, any other agreement or applicable law shall be taken into account.

SECTION 4.  Guaranty Absolute.  The Parent Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Secured Creditor with respect thereto.  The liability of the Parent Guarantor under this Guaranty Agreement shall be absolute and unconditional irrespective of:

(a)                  any lack of validity or enforceability of the Credit Agreement, the other Loan Documents or any other agreement or instrument relating thereto;

(b)                  any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, the other Loan Documents or any other agreement or instrument relating thereto;

(c)                  any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d)                  failure by the Administrative Agent to take any steps to perfect and maintain its interest in, or preserve its rights to, any security or collateral for the Guaranteed Obligations;

(e)                  the Administrative Agent’s or any Lender’s election in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. §101 et seq.) (the “Bankruptcy Code”), or the application of Section 1111(b)(2) of the Bankruptcy Code;

(f)                   any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code; or

(g)                  any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any guarantor.

This Guaranty Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Secured Creditor upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

The obligations of the Parent Guarantor hereunder are independent of the obligations of the Borrower or any other guarantor for any part of the Guaranteed Obligations and a separate action or actions may be brought and prosecuted against the Parent Guarantor whether or not action is brought against the Borrower or such other guarantor for any part of the Guaranteed Obligations and whether or not the Borrower or such other such guarantor are joined in any such action or actions.  This Guaranty is a guaranty of payment and not of collection.

SECTION 5.  Waiver.  The Parent Guarantor hereby waives, to the extent permitted by applicable law, promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty Agreement and any requirement that the Administrative Agent protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

SECTION 6.  Subrogation. Until all Guaranteed Obligations have been paid in full in cash and each Lender’s Commitments under the Credit Agreement are terminated, the Parent Guarantor shall have no right of subrogation, reimbursement or contribution and hereby waives any right to enforce any remedy which any Secured Creditor now has or may hereafter have against the Borrower, any endorser or any other guarantor, of all or any part of the Guaranteed Obligations, and the Parent Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Administrative Agent to secure payment of the Guaranteed Obligations or any other liability of the Borrower to any Secured Creditor.  The Parent Guarantor also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty Agreement.  The Parent Guarantor further waives, to the extent permitted by applicable law, all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to the Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Guaranteed Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Guaranteed Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or other collateral given to the Administrative Agent or any Lender to secure payment of the Guaranteed Obligations.

SECTION 7.  Financial Condition of Borrower.  The Parent Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof that diligent inquiry would reveal and the Parent Guarantor hereby agrees that the Administrative Agent shall not have any duty to advise the Parent Guarantor of information known to the Administrative Agent regarding such condition or any such circumstances.  In the event the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Parent Guarantor, the Administrative Agent shall not be under any obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, the Administrative Agent wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Parent Guarantor.

SECTION 8.  Marshaling of Assets.  The Parent Guarantor consents and agrees that the Administrative Agent shall not be under any obligation to marshal any assets in favor of the Parent Guarantor or against or in payment of any or all of the Guaranteed Obligations. The Parent Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to the Administrative Agent or any Lender, or the Administrative Agent or any Lender receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, the Parent Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Guaranteed Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

SECTION 9.  Authorization.  The Administrative Agent and the Secured Creditors are hereby authorized, without notice or demand and without affecting the liability of the Parent Guarantor hereunder, from time to time, to (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guaranteed Obligations, or otherwise modify, amend or change (but only in accordance with the terms thereof) the Credit Agreement or the other Loan Documents (other than this Guaranty Agreement), or any other promissory note or other agreement, document or instrument now or hereafter executed by the Borrower or the Parent Guarantor and delivered to the Administrative Agent or any Lender; (ii) accept partial payments on the Guaranteed Obligations; (iii) take and hold security or collateral for the payment of this Guaranty Agreement, any other guarantees of the Guaranteed Obligations or other liabilities of the Borrower and the Guaranteed Obligations guaranteed hereby or thereby, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations and any security or collateral therefor in any manner, without affecting or impairing the obligations of the Parent Guarantor hereunder.

At any time upon the occurrence and during the continuation of an Event of Default, the Administrative Agent or any Lender may, in its sole discretion, without notice to the Parent Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Guaranteed Obligations (i) any indebtedness due or to become due from the Administrative Agent or any Lender to the Parent Guarantor, and (ii) any monies, credits or other property belonging to the Parent Guarantor, at any time held by or coming into the possession of the Administrative Agent or any Lender.

SECTION 10.  Amendments, Etc.  No amendment or waiver of any provisions of this Guaranty Agreement nor consent to any departure by the Parent Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Parent Guarantor and the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No release or termination of this Guaranty Agreement shall be effected unless the same shall be in writing and executed by the Parent Guarantor and the Administrative Agent.

SECTION 11.  No Waiver; Remedies.  No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 12.  Right of Set-off.  Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent or any Lender to or for the credit or the account of the Parent Guarantor against any and all of the obligations of the Parent Guarantor now or hereafter existing under this Guaranty Agreement, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under this Guaranty Agreement and although such obligations may be contingent and unmatured.  The Administrative Agent agrees promptly to notify the Parent Guarantor after any such set-off and application made by the Administrative Agent, as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Administrative Agent under this Section 12 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent may have.

SECTION 13.  Continuing Guaranty; Transfer of Advances.  This Guaranty Agreement is a continuing guaranty and shall (i) remain in full force and effect until the Guaranteed Obligations are paid in full in cash and each Lender’s Commitments under the Credit Agreement are terminated, (ii) be binding upon the Parent Guarantor, its successors and assigns (the Parent Guarantor shall not be permitted to assign any Guaranteed Obligations without the prior written consent of the Administrative Agent), and (iii) inure to the benefit of and be enforceable by the Administrative Agent and its permitted successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), subject to the limitations set forth in the Credit Agreement, the Administrative Agent may assign or otherwise transfer its role as Administrative Agent to any other person or entity in accordance with the terms of the Credit Agreement, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to the Administrative Agent herein or otherwise.

SECTION 14.  Addresses for Notices.  All notices and other communications provided for hereunder shall be given or made in accordance with, and shall be governed by, the Credit Agreement.

SECTION 15.  Waiver of Jury Trial.     EACH OF THE PARTIES TO THIS GUARANTY AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

SECTION 16.  Jurisdiction; Venue; Inconvenient Forum.

(a)            Jurisdiction.   Any legal action or proceeding with respect to this Guaranty Agreement or any other Loan Document may be brought in the Supreme Court of the State of New York sitting in New York County or in the United States District Court of the Southern District of New York, and, by execution and delivery of this Guaranty Agreement, the Parent Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Parent Guarantor hereby further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Parent Guarantor at its address for notices pursuant to Section 14, such service to become effective 30 days after such mailing or at such earlier time as may be provided under applicable law. Nothing herein shall affect the right of any Secured Creditor to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Parent Guarantor in any other jurisdiction.

(b)            Venue; Inconvenient Forum.  The Parent Guarantor hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty Agreement or any other Loan Document brought in the courts referred to in Section 16(a) and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum

SECTION 17.  GOVERNING LAW.  THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARDS TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).  THE PARENT GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS GUARANTY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

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IN WITNESS WHEREOF, the undersigned has caused this Guaranty Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

RBC BEARINGS INCORPORATED

/s/ Daniel A. Bergeron
Name:	Daniel A. Bergeron
Title:	Vice President, CFO